Inventories	12 Months Ended
Dec. 31, 2023
Inventories [Abstract]
Inventories	Inventories: Inventories are valued at the lower of cost, determined on a first-in first-out basis, and estimated net realizable value. The amount of inventories recognized as an expense in cost of sales and operating expenses and depreciation and amortization for the year ended December 31, 2023 is $2,860 million (2022 - $3,157 million).